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                                                                   EXHIBIT 10.47

                                                           STRICTLY CONFIDENTIAL
                                                           ---------------------

                                BAIN/RCL, L.L.C.
                            RCL ACQUISITIONS, L.L.C.
                             c/o Bain Capital, Inc.
                                Two Copley Place
                                Boston, MA 02176

                                           April 29, 1998
Raytheon Company
141 Spring Street
Lexington, MA 02173

Raytheon Commercial Laundry LLC
Shepard Street
Ripon, WI 54971

          Re:  Additional Agreements Related to Various Goodman Issues
               -------------------------------------------------------

Ladies and Gentlemen:

     Reference is hereby made to the Agreement and Plan of Merger (the "RCL
                                                                        ---
Merger Agreement"), dated as of February 21, 1998, by and among Bain/RCL, L.L.C.
----------------
("Bain"), RCL Acquisitions, L.L.C. ("MergeCo"), Raytheon Company ("Raytheon")
  ----                               -------                       --------
and Raytheon Commercial Laundry ("RCL"), pursuant to which MergeCo will merge
                                  ---
with and into RCL (the "Merger") with RCL as the surviving entity (as such, the
                        ------
"Surviving Entity").  Capitalized terms used in this letter agreement (the
 ----------------
"Agreement") and not otherwise defined shall have the meanings assigned to such
----------
terms in the RCL Merger Agreement.

1.   Horizon Dispute.  On or about March 28, 1998, Raytheon and RCL disclosed to
     ---------------
Bain and MergeCo that, subsequent to the execution of the RCL Merger Agreement, Amana and Goodman had made certain claims and alleged certain damages under (i) that certain Agreement and Plan of Merger (the "Goodman Merger Agreement"),
                                                ------------------------
dated as of July 11, 1997, by and among Raytheon, Goodman Manufacturing Company, L.P. ("Goodman"), Amana Company, L.P. (as successor to RAI Merger Limited
       -------
Partnership) ("Amana") and Raytheon Appliances, Inc. ("RAI"), and (ii) that
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certain Supply Agreement, dated as of September 10, 1997, by and between Amana and RCL and that certain Supply Agreement II, dated as of September 10, 1997, by and between Amana and RCL (collectively, the "Supply Agreements"), arising from
                                              -----------------
or relating to the production of Horizon front-load washing machines (the "Horizon Dispute"). In connection therewith, the parties hereby agree that: (a)
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the Surviving Entity shall, from the Closing Date until April 1, 1999, to the extent requested by Raytheon, continue to provide design engineering and testing services to Amana of up to ten man-months per month, either at the Surviving Entity's Ripon, Wisconsin facility or otherwise, for the purpose of making
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Raytheon Company
Raytheon Commercial Laundry LLC
April 29, 1998
Page 2

Horizon ready for volume production (the "Services") and (b) Raytheon shall (i)
                                          --------
reimburse the Surviving Entity for all direct or indirect costs incurred in connection with the provision of the Services; provided, that the Surviving
                                               --------
Entity submits to Raytheon on a monthly basis a detailed bill of hours worked and expenses incurred in connection with the provision of the Services; and (ii) indemnify and hold harmless the Surviving Entity Indemnified Parties from and against any and all Covered Liabilities relating to or arising from the Horizon Dispute; provided that Raytheon shall be subrogated to the rights of the
         ----------------------
Surviving Entity Indemnified Party to which any such indemnification payment shall have been made pursuant to this paragraph 1; and provided, further, that
                                                       --------  -------
the obligation to indemnify the Surviving Entity Indemnified Parties for any and all Covered Liabilities pursuant to this paragraph 1 will be in addition to those obligations imposed on Raytheon in Section 10.2 of the RCL Merger Agreement and shall not be subject to any limitation imposed upon Covered Liabilities in such Section 10.2.

2.   Goodman Confidentiality Issue.  (a) In connection with the Merger and the
     -----------------------------
sale or exchange of debt securities by the Surviving Entity, RCL and/or the Surviving Entity has made or will make certain disclosures regarding the Supply Agreements (the "Disclosures") in the Preliminary Offering Memorandum of
                 -----------
Alliance Laundry Systems LLC, dated April 16, 1998, any final Offering Memorandum relating to the same subject matter (together with the Preliminary Offering Memorandum, the "Offering Memoranda") and/or any registration statement filed with the Securities and Exchange Commission (the "SEC") relating to the
                                                        ---
same subject matter. In the event that Goodman or Amana, or their Affiliates, make any claims or bring any Actions against either the Surviving Entity or Raytheon in connection with Disclosures (the "Goodman Confidentiality Claims"),
                                              ------------------------------
the parties hereby agree that (I) Raytheon will reimburse the Surviving Entity Indemnified Parties for all legal fees and expenses including, without limitation, all attorneys', accountants' and experts' fees and expenses, incurred by the Surviving Entity Indemnified Parties in connection with defending any such Goodman Confidentiality Claims and (ii) the Surviving Entity Indemnified Parties shall have the right to control and defend against any such Goodman Confidentiality Claims; provided, however, that the Surviving Entity
                                --------  -------
Indemnified Parties shall obtain the prior written consent of Raytheon (which shall not be unreasonably withheld) before entering into any settlement of a claim or Action, or ceasing to defend such claim or Action, if pursuant to or as a result of such settlement or cessation, damages, injunction or other equitable relief will be imposed against Raytheon or if such settlement does not expressly unconditionally release Raytheon from all liabilities and obligations with respect to such claim, with prejudice; provided, further, that the obligation to
                                       --------  -------
reimburse the Surviving Entity Indemnified Parties pursuant to this paragraph 2 will be in addition to those obligations imposed on Raytheon in Section 10.2 of the RCL Merger Agreement and shall not be subject to any limitation imposed upon Raytheon's obligations in such Section 10.2. The parties hereto agree that in the event there are any losses, damages, liabilities or other expenses owed to Goodman, Amana or their Affiliates in connection with the Goodman Confidentiality Claims, the Surviving Entity Indemnified Parties will be solely liable

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Raytheon Company
Raytheon Commercial Laundry LLC
April 29, 1998
Page 3

for the cost of such losses, liabilities, damages and expenses (except as otherwise provided in the next preceding sentence) and shall indemnify, reimburse and hold harmless, Raytheon for any such losses, liabilities, damages or expenses.

     (b) In connection herewith, the Surviving Entity agrees (I) to keep Raytheon informed of any Disclosures related to the Supply Agreements from the date hereof in connection with its financing of the Merger and (ii) to use reasonable efforts to obtain confidential treatment from the SEC with respect to any Disclosures not previously made in the Offering Memoranda in the event the SEC requests that any such information be disclosed.

3.   Goodman Lawsuit.  On April 17, 1998, Goodman, Amana, and their general
     ---------------
partner, Goodman Holding Company ("Goodman Holding"), filed suit (the "Goodman
                                   ---------------                     -------
Lawsuit") against Raytheon and RCL claiming that Raytheon and RCL, by executing
-------
the RCL Merger Agreement and omitting to take certain actions, have breached certain provisions of the Goodman Merger Agreement relating to the covenant to not compete with Goodman and Amana. In connection therewith, the parties hereby agree that Raytheon will reimburse the Surviving Entity Indemnified Parties for all legal fees and expenses including, without limitation, all attorneys', accountants' and experts' fees and expenses, incurred by the Surviving Entity Indemnified Parties in connection with their participation in the defense of the Goodman Lawsuit.

4.   Miscellaneous.  For purposes of this Agreement, the provisions of Sections
     -------------
10.4 and 10.5 of the RCL Merger Agreement shall apply to all claims for indemnification.

     Except as specifically supplemented by this Agreement, the RCL Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects by Bain, MergeCo, Raytheon and RCL. The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of either party under, the RCL Merger Agreement.

     This Agreement may be executed in two or more counterparts, all of which taken together will constitute one agreement among the parties hereto and their successors and assigns.

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Raytheon Company
Raytheon Commercial Laundry LLC
April 29, 1998
Page 4

This Agreement shall be construed in accordance with the substantive laws (and not the laws of conflicts) of the Commonwealth of Massachusetts.

                                        BAIN/RCL, L.L.C.

                                        By:
                                               ---------------------------
                                        Its:   President
                                               ---------------------------


                                        RCL ACQUISITIONS, L.L.C.

                                        By:
                                               ---------------------------
                                        Its:   President
                                               ---------------------------

Agreed to and acknowledged this
29th day of  April, 1998:

Raytheon Company


By:
        ---------------------------
Its:    Vice President
        ---------------------------


Raytheon Commercial Laundry LLC


By:  /s/ Bruce P. Rounds




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